SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                                 Not applicable
                        (Date of earliest event reported)


                               AVATEX CORPORATION
          -----------------------------------------------------------


   Delaware                      1-8549                     25-1425889
---------------                -----------              ----------------
(State or other                (Commission              (I.R.S. Employer
jurisdiction or                   File                    Identification
organization)                    Number)                         Number)



       5910 North Central Expressway,
       Suite 1780, Dallas, TX                                    75026
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(Address of principal executive offices)                      (Zip Code)



                                 (214) 365-7450
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              (Registrant's telephone number, including are code)




NYFS05...:\35\64935\0001\1187\RPT4088L.54A

ITEM 5.     OTHER EVENTS

            On April 9, 1998, Avatex Corporation, a Delaware Corporation ("Avatex"), and owner of all of the outstanding shares of common stock, par value $0.01 per share ("Common Stock"), of Xetava Corporation, a Delaware corporation ("Xetava"), and Xetava entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which, subject to the terms and conditions set forth therein, Avatex will merge (the "Merger") with and into Xetava, with Xetava being the surviving corporation in the Merger (the "Surviving Corporation"). As a result of the Merger, (i) each share of Avatex common stock, par value $5.00 per share (the "Old Avatex Common Stock"), issued and outstanding immediately prior to the Merger (other than shares held in treasury), will be automatically converted into 0.5 share of common stock, par value $0.01 per share, of Xetava (the "Common Stock"), (ii) each share of $5 Cumulative Convertible Preferred Stock, par value $5.00 per share (the "Convertible Preferred Stock"), issued and outstanding immediately prior to the Merger (other than shares held in treasury), will be automatically converted into 4.1249 shares of Common Stock, (iii) each share of $4.20 Cumulative Exchangeable Series A Preferred Stock, par value $5.00 per share (the "Series A Preferred Stock"), issued and outstanding immediately prior to the Merger (other than shares held in treasury) will be automatically converted into 3.7271 shares of Common Stock and (iv) each outstanding option to purchase shares of Old Avatex Common Stock will be assumed by Xetava and will be deemed to constitute an option to acquire 0.5 share of Common Stock as adjusted pursuant to the Merger Agreement.

            The Merger Agreement has been approved by the Board of Directors of Avatex, which believes that the transaction will align all shareholder interests and is fair to and in the best interests of Avatex and its stockholders.

            Consummation of the Merger is conditioned upon, among other requirements, (i) approval of the transaction by the holders of a majority of the outstanding shares of Old Avatex Common Stock, (ii) effectiveness of a registration statement to be filed with the Securities and Exchange Commission with respect to the shares of Common Stock that will be issued in the Merger, and (iii) approval of the listing of such shares on the New York Stock Exchange.

             A copy of each of the Merger Agreement and the press release issued in connection with approval of the



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
Merger Agreement is filed as an Exhibit hereto and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENT, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS

            C.    Exhibits

            2 Agreement and Plan of Merger, dated as of April 9, 1998, between Avatex and Xetava.

            99    Press Release dated April 14, 1998.



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
                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        AVATEX CORPORATION

                        By:  /s/ Melvyn J. Estrin
                            ------------------------------------------
                            Name:  Melvyn J. Estrin
                            Title:  Co-Chairman of the Board and
                                    Co-Chief Executive Officer


Date:  April 15, 1998








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
                                    EXHIBITS

      Document
      --------

      Agreement and Plan of Merger, dated as of April 9, 1998, between Avatex and Xetava.

      Press Release dated April 14, 1998.








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